Summary Prospectus    November 1, 2010

JPMorgan Access Growth Fund

Class/Ticker:        A/JXGAX        C/JXGCX        Select/JXGSX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganaccessfunds.com/
AccessGrowthFundACShares. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2010, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 23 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)
Redemption Fee on Shares Held Less than 60 Days as a % of Amount Redeemed/Exchanged	2.00	2.00	2.00%

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Select Class
Management Fees	1.00%		1.00%		1.00%
Distribution (Rule 12b-1) Fees	0.25		0.75		NONE
Other Expenses	0.44		0.43		0.45
Shareholder Service Fees	0.	25	0.	25	0.	25
Remainder of Other Expenses	0.	19	0.	18	0.	20
Acquired Fund (Underlying Fund) Fees and Expenses	0.77		0.77		0.77
Total Annual Fund Operating Expenses	2.46		2.95		2.22

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	688	1,182	1,702	3,120
CLASS C SHARES ($)	398	913	1,552	3,271
SELECT CLASS SHARES ($)	225	694	1,190	2,554

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	688	1,182	1,702	3,120
CLASS C SHARES ($)	298	913	1,552	3,271
SELECT CLASS SHARES ($)	225	694	1,190	2,554

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Funds’ adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity:  The allocation range will typically be 30%–70% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income:  The allocation range will typically be 25%–60% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign governments or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds, and Treasury Inflation Protected Securities (TIPS).

Alternative:  The allocation range will typically be 0%–30% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

ETF Risk.  The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Market Risks.  Underlying funds that invest in foreign issuers are subject to additional risks including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region, India, Latin America or Russia). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Currency Risk. The underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets may be more volatile and generally are not as regulated as securities markets.

Equity Securities Risk.  Some of the underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the stocks held by an underlying fund goes down, the value of your investment in the Fund will be affected.

Fixed Income Securities Risk.  Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of a fund’s investments generally drops. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund or the underlying funds. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund or the underlying funds to sell such investments.

High Yield Securities Risk. Certain of the underlying funds may invest in securities that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Real Estate Securities Risk.  Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities.) Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on September 30, 2009 and therefore, has not yet operated for a full calendar year. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Richard Madigan	2009	Managing Director
Ken Louie	2009	Vice President
Stephen Parker	2009	Vice President
Juan Etinger	2009	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-AG-ACS-1110